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                                                                    EXHIBIT 21.1

                               KIRBY CORPORATION

                    PRINCIPAL SUBSIDIARIES OF THE REGISTRANT

                                            PLACE OF
                                          INCORPORATION
                                          -------------
KIRBY CORPORATION -- PARENT AND
  REGISTRANT............................  Nevada
SUBSIDIARIES OF THE PARENT AND
  REGISTRANT
  Dixie Carriers, Inc.(1)...............  Delaware
  General Energy Corporation(1).........  Delaware
  Kirby Exploration Company of
     Texas(1)...........................  Delaware
  Kirby Terminals, Inc.(1)..............  Texas
  Sabine Transportation Company(1)......  Delaware
  Chotin Carriers, Inc.(1)..............  Delaware
  Kirby Pioneer, Inc.(1)................  Delaware
  AFRAM Carriers, Inc.(1)...............  Delaware
  Rail Systems, Inc.(1).................  Delaware
  Engine Systems, Inc.(1)...............  Delaware
  Americas Marine Express, Inc.(1)......  Delaware
  Kirby Tankships, Inc.(1)..............  Delaware
  Kirby Marine Transportation
     Corporation(1).....................  Texas
  Sabine Marine Transportation
     Company(1).........................  Delaware
  Mariner Reinsurance Company
     Limited(1).........................  Bermuda
  Oceanic Insurance Limited(1)..........  Bermuda
CONTROLLED CORPORATIONS
  Dixie Bulk Transport, Inc. (subsidiary
     of Dixie Carriers, Inc.)(1)........  Delaware
  Western Towing Company (subsidiary of
     Dixie Carriers, Inc.)(1)...........  Texas
  Marine Systems, Inc. (subsidiary of
     Dixie Carriers, Inc.)(1)...........  Louisiana
  Dixie Marine, Inc. (subsidiary of
     Dixie Carriers, Inc.)(1)...........  Delaware
  Brent Transportation Corporation
     (subsidiary of Dixie Carriers,
     Inc.)(1)...........................  Delaware
  Dixie Security Corporation (subsidiary
     of Dixie Carriers, Inc.)(1)........  Texas
  Dixie Offshore Transportation Company
     (subsidiary of Dixie Carriers,
     Inc.)(1)...........................  Delaware
  OMR Transportation Company (subsidiary
     of Dixie Carriers, Inc.)(1)........  Delaware
  TPT Transportation Company (subsidiary
     of Dixie Carriers, Inc.)(1)........  Delaware
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(1) Included in the consolidated financial statements.